UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01700

Franklin Gold and Precious Metals Fund

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/17

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter July 31, 2017

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended July 31, 2017, U.S. and global equity markets generally rose amid mostly upbeat economic data, improved U.S. corporate earnings and generally supportive monetary policies. The U.S. job market remained healthy as the unemployment rate declined. The U.S. Federal Reserve raised its federal funds target rate three times during the period and hinted at its July meeting that it may begin reducing its balance sheet. The global economy expanded moderately as the eurozone and Japanese economies reported strong economic data and their respective central banks maintained low interest rates. In this environment, U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), and global developed market stocks, as measured by the MSCI World Index, ended the period with positive returns.

Gold prices started the period near a two-year high due partly to concerns about the implementation of the U.K.’s Brexit referendum result, uncertainty leading into the U.S. election, and investor interest in buying gold as a hedge against the high absolute level of the U.S. stock markets and the potential for inflation. However, by the end of 2016, a rapidly rising U.S. dollar coupled with the Fed’s intent to raise interest rates ahead of inflation resulted in a more than $200-per-ounce decline in gold prices. Although gold prices rose year-to-date of this report in response to a weakening U.S. dollar, rising political uncertainty in the U.S. and growing tensions around North

Korea, these gains were not enough to overcome earlier losses. Volatility in gold prices and signs of rising operating costs weighed heavily on mining company equities. In this environment, gold stocks, as measured by the FTSE® Gold Mines Index, had a -24.59% total return for the 12-month period.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Gold and Precious Metals Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Gold and Precious Metals Fund

This letter reflects our analysis and opinions as of July 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Gold and Precious Metals Fund

This annual report for Franklin Gold and Precious Metals Fund covers the fiscal year ended July 31, 2017.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, with current income as its secondary goal, by investing at least 80% of its net assets in securities of gold and precious metals operation companies. The Fund primarily invests in equity securities, mainly common stock, and also invests in American, global and European depositary receipts.

Performance Overview

The Fund’s Class A shares had a -26.85% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, generated a +16.04% total return.1 For the same period, the sector-specific FTSE Gold Mines Index, which comprises companies whose principal activity is gold mining, had a -24.59% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy generally expanded during the 12-month period ended July 31, 2017. The economy strengthened in 2017’s second quarter, after moderating in the previous two quarters, largely due to growth in consumer spending, business investment and federal government spending. The manufacturing sector generally expanded, and the services sector also continued to grow during the period. The unemployment rate decreased from 4.9% in July 2016 to 4.3% at period-end.2 Annual inflation, as measured by the Consumer

Geographic Composition

Based on Total Net Assets as of 7/31/17

Price Index, increased from 0.8% to 1.7% during the period. Monthly retail sales were volatile, but mostly grew during the period.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the period amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending. At its July meeting, the Fed kept its target range unchanged, but signaled it expects to begin implementing its balance sheet reduction relatively soon, provided the economy continues to evolve as anticipated. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index, advanced for the 12 months ended July 31, 2017.

The global economy grew moderately during the 12 months under review. In this environment, global developed and emerging market stocks rose, as measured by the MSCI All Country World Index. Global markets were aided by improved

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S., hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president, accommodative monetary policies of various global central banks, and encouraging corporate earnings reports.

However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”) and the U.S. executive order banning entry from some Muslim-majority countries. Other headwinds included the health of European banks, concerns surrounding political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and hawkish comments from key central bankers around the world.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. However, the nation’s growth rate improved slightly in 2017’s second quarter, supported by growth in services. The Bank of England cut its benchmark interest rate and expanded its massive bond-buying program in August 2016 to boost the nation’s growth. The eurozone’s growth increased in 2017’s second quarter over the previous quarter. The bloc’s annual inflation rate, while low, ended higher than it was at the start of the period. The European Central Bank (ECB) kept its key policy rates unchanged during the period. However, at its July meeting, ECB president Mario Draghi signaled that the bank would reassess its policy stance on quantitative easing in the fall of 2017.

In Asia, Japan’s quarterly gross domestic product (GDP) grew at the fastest rate in more than two years, driven by household spending, capital expenditure and government spending. In July 2017, the Bank of Japan slightly increased its GDP forecasts for the 2017 and 2018 fiscal years, but lowered its inflation forecasts for the same period. China’s annual GDP grew faster in the first and second quarters of 2017 compared with the third and fourth quarters of 2016. The People’s Bank of China left its benchmark interest rate unchanged during the period.

Precious Metals Sector Overview

Precious metals prices began the 12-month period with gold and silver near two-year highs partly due to concerns about the implementation of the decision by U.K. voters to leave the European Union, political uncertainty leading into the U.S. election, and some investors looking to hedge against high valuation of U.S. equity markets and the potential for inflation. These factors helped support safe-haven demand that assisted to stabilize precious metals prices through September 2016, although the prices of gold, silver and platinum moved modestly lower. During 2016’s last quarter, a soaring U.S. dollar together with the Fed’s anticipated December interest-rate hike and potential for further increases in 2017 contributed to lower precious metals prices and a more than $200-per-ounce decline in gold prices. After the U.S. election, safe-haven gold investing decreased and gold exchange-traded fund investors consistently reduced their gold holdings. Silver and platinum also experienced significant declines during the last quarter of 2016.

Precious Metals Prices (7/31/16–7/31/17)*

*Source: Bloomberg LP. Amounts shown are based on spot prices quoted in U.S. dollars per troy ounce. For illustrative purposes only; not representative of the Fund’s portfolio composition or performance.

Precious metals prices rose in 2017’s first quarter in response to a weaker trade-weighted U.S. dollar and expectations for increased inflation globally, U.S. political discord following failed attempts at health care reform, and growing tensions around North Korea. Gold posted its first monthly decline of 2017 in June. Benign inflation held gold prices in check during the spring of 2017, while gold benefited from U.S. dollar depreciation amid signs that several major central banks were on the verge of rolling back stimulus or lifting rates. In the second quarter of 2017, the U.S. dollar posted its biggest quarterly decline in nearly seven years against a basket of rival currencies. Additionally, although bouts of political uncertainty in the U.S. and abroad, especially around increased tensions about North Korea, sparked intermittent safe-haven demand for gold, fears of a more aggressive Fed have helped stifle gold’s performance in 2017. However, the prices of gold and other precious metals rose from the beginning of 2017 through period-end, and palladium jumped to multi-year highs in June and July, based largely on supply tightness and increased consumption by auto manufacturers. Nevertheless, these gains were insufficient to regain losses incurred from the beginning of the one-year reporting period through the end of 2016 for most precious metals. Thus, for the one-year period, with the

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exception of palladium, precious metals prices declined, with silver and platinum falling more than gold.

Investment Strategy

Gold and precious metals operation companies include companies that mine, process, or deal in gold or other precious metals, such as silver, platinum and palladium, including mining finance and exploration companies as well as operating companies with long- or medium-life mines. The Fund may buy securities of gold and precious metals operation companies of any market capitalization size, located anywhere in the world, and in general invests predominantly in non-U.S. companies. The Fund’s investment manager looks for companies with established track records as well as those having low-cost reserves to bring into production, particularly companies with attractive production profiles, strong reserve bases and active exploration programs that can potentially drive future reserve and production growth.

Manager’s Discussion

Key contributors to the Fund’s absolute performance during the period under review included the Fund’s holdings in Ivanhoe Mines, IAMGOLD and Centamin. In the diversified metals and mining industry, Ivanhoe is advancing the Platreef platinum/palladium mine development in South Africa, the Kamoa-Kakula copper project in the Democratic Republic of Congo (DRC) and restart of the Kipushi zinc-copper-silver-germanium mine also in the DRC. Drilling at the company’s Kakula copper discovery zone revealed a mineralized trend several kilometers longer than was anticipated. The company announced a nearby discovery zone called Kakula West, with core samples that contained similar mineralization as the original Kakula site. Given the size and high-grade nature of the drilling intercepts, this is rapidly becoming a world-class “dual discovery” just 15 kilometers from the company’s existing Kamoa project, a level of proximity that we believe should provide significant operational synergies. As a result of the significant drilling success, the company also increased the number of drilling rigs on the combined Kamoa-Kakula trend, and some sell-side analysts have made considerable upgrades to their long-term price targets for Ivanhoe’s stock. At period end, Ivanhoe released a feasibility study that further refined the capital and operating cost estimates for the Platreef project with operating improvements largely offsetting the assumed lower platinum prices.

Increased gold production and sales coupled with cost containment and better margins contributed to higher profits for gold mining company IAMGOLD. The company continued to take steps to expand production in new and existing gold

Portfolio Composition

Based on Total Net Assets as of 7/31/17

mines, including acquiring the rights early in the period to the Saramacca property in Suriname, near its Rosebel gold mine, from which the initial drilling results showed significant hits of high grade gold zones that were not identified by prior drilling. Production at IAMGOLD’s Westwood mine in Canada finally began to improve after a seismic event in 2015 slowed the production ramp-up from the mine, which had declared first commercial production in July 2014. After producing 65,000 ounces in 2016, the mine produced 63,000 ounces in the first half of 2017, which appears on track toward the company’s full-year 2017 guidance of between 115,000 and 125,000 ounces. Moreover, the mine is anticipated to ramp up to full production of around 200,000 ounces per year by 2019. In June, IAMGOLD sold 30% of its stake in its Côté Gold project in Ontario, Canada, to Sumitomo Metal Mining, helping to validate the project while providing cash to fund the continued development of the project. In July, IAMGOLD announced an updated reserve and resource estimate for its Rosebel Gold mine, extending the life of the mine by five years to 2028.

Our position in Centamin was also a positive contributor to the Fund’s performance, boosted by the company’s fourth-quarter 2016 production results, which exceeded analyst expectations. Centamin, which operates the Sukari gold mine in Egypt, also paid out a significant dividend with its year-end results. The company maintained a balance sheet with no debt and, in our view, a strong cash position. Operations at the Sukari mine site recently highlighted interesting exploration potential near a new underground decline ramp that, if successful, could further improve the mine’s production profile.

Detractors from the Fund’s absolute performance during the period under review included the Fund’s holdings in AngloGold Ashanti, Platinum Group Metals and Acacia

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Mining. In general, volatility in gold prices and signs of rising operating costs weighed heavily on mining company equities. The stock of South Africa-based AngloGold declined significantly in the second half of 2016 after the company raised cost guidance and reduced its production forecast with third quarter results. Results remained weak for the first half of 2017, exacerbated by difficult operating conditions in South Africa, impairment of certain company assets and an expected pending legal settlement regarding employee health issues. As an overall higher cost producer, AngloGold is quite sensitive to lower gold prices. However, we believe AngloGold continues to operate a quality portfolio of operations and projects—the company has 17 gold mines in nine countries, as well as several exploration programs in both established and new gold-producing regions.

Lower platinum prices and a poor mine production ramp up hurt shares of Platinum Group Metals (PGM), which lost value over the period. The strength of the South African rand also squeezed profit margins and raised operating costs in U.S. dollars, as PGM suffered from continued ramp-up issues at its Maseve platinum/palladium mine. Management determined that the planned mine would not work in the current price environment given greater-than-expected variation in the ore body that was negatively impacting costs. Management initiated three equity raises and issued a new convertible debenture during the period to fund financial shortfalls and ultimately reorganized the workforce for a downsized operation, in an effort to move the mine into a cash-flow-positive position. However, management continued to highlight a need for additional funding to complete the full conversion of the Maseve mine to a new mining method. PGM announced that its management was considering alternative options that might include potential sale or joint ventures of assets, or corporate mergers.

Shares of Acacia Mining suffered from regulatory setbacks in Tanzania, where the government halted export of copper/gold concentrate from two of the company’s operations pending further investigation. Tanzanian authorities also accused Acacia of grossly understating the value of the concentrate it had been shipping, and in July levied a tax assessment of US$190 billion including back taxes and penalties—an astronomical sum considering that the company has reported less than US$10 billion in revenue from the two mines in question since they commenced operations. In our view, the assessment does not correspond to the drilling or production figures from Acacia’s Tanzanian mines over the past 20 years, and the proposed fines seemed excessive to us. However, due to the

Top 10 Holdings
7/31/17

Company Sector/Industry, Country	% of Total Net Assets
Newcrest Mining Ltd. Gold, Australia	5.6%
B2Gold Corp. Gold, Canada	5.0%
AngloGold Ashanti Ltd. Gold, South Africa	4.6%
BarrickGoldCorp. Gold, Canada	4.5%
Centamin PLC Gold, Egypt	4.1%
Alamos Gold Inc. Gold, Canada	4.0%
Ivanhoe Mines Ltd. Diversified Metals & Mining, Canada	3.9%
St. Barbara Ltd. Gold, Australia	3.4%
Detour Gold Corp. Gold, Canada	3.4%
Torex Gold Resources Inc. Gold, Canada	3.2%

highly uncertain nature of the eventual outcome based on the wide disparity in views between the government and the company’s interpretation of the tax assessment, and despite the overall positive fundamental progress of the mining operations, we reduced the Fund’s position in Acacia during the reporting period.

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Thank you for your continued participation in Franklin Gold and Precious Metals Fund. We look forward to serving your future investment needs.

Stephen M. Land, CFA

Frederick G. Fromm, CFA
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Performance Summary as of July 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 7/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	-26.85%	-31.06%
5-Year	-37.00%	-9.90%
10-Year	-22.65%	-3.11%

Advisor
1-Year	-26.69%	-26.69%
5-Year	-36.22%	-8.60%
10-Year	-20.72%	-2.30%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (8/1/07–7/31/17)

Advisor Class (8/1/07–7/31/17)

See page 10 for Performance Summary footnotes.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

PERFORMANCE SUMMARY

Distributions (8/1/16–7/31/17)

Share Class	Net Investment Income
A	$1.3764
C	$1.2694
R6	$1.4431
Advisor	$1.4001

Total Annual Operating Expenses4

Share Class
A	1.11%
Advisor	0.86%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund concentrates in the precious metals sector, which involves fluctuations in the prices of gold and other precious metals and increased susceptibility to adverse economic and regulatory developments affecting the sector. In times of stable economic growth, the prices of gold and other precious metals may be adversely affected. In addition, the Fund is subject to the risks of currency fluctuation and political uncertainty associated with foreign investing. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund may also invest in smaller companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The FTSE Gold Mines Index is a free float-weighted index that comprises companies whose principal activity is gold mining.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Expenses Paid During Period 2/1/17–7/31/17[1,2]	Ending Account Value 7/31/17	Expenses Paid During Period 2/1/17–7/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$892.00	$4.69	$1,019.84	$5.01	1.00%
C	$1,000	$888.40	$8.19	$1,016.12	$8.75	1.75%
R6	$1,000	$893.60	$2.54	$1,022.12	$2.71	0.54%
Advisor	$1,000	$892.90	$3.52	$1,021.08	$3.76	0.75%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Financial Highlights

	Year Ended July 31,
	2017	2016	2015	2014	2013
Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.06	$11.63	$20.27	$17.72	$28.58

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.09)	(0.05)	(0.09)	0.03

Net realized and unrealized gains (losses)	(6.45)	12.52	(8.43)	2.64	(10.51)

Total from investment operations	(6.49)	12.43	(8.48)	2.55	(10.48)

Less distributions from:

Net investment income	(1.38)	—	(0.16)	—	(0.04)

Net realized gains	—	—	—	—	(0.34)

Total distributions	(1.38)	—	(0.16)	—	(0.38)

Net asset value, end of year	$16.19	$24.06	$11.63	$20.27	$17.72

Total return[c]	(26.85)%	106.88%	(42.02)%	14.39%	(37.24)%

Ratios to average net assets

Expenses	0.98%[d,e]	1.11%[d]	1.09%[d,e]	1.07%[d,e]	1.01%[e]

Net investment income (loss)	(0.24)%	(0.57)%	(0.35)%	(0.49)%	0.10%

Supplemental data

Net assets, end of year (000’s)	$776,677	$988,701	$444,295	$776,333	$682,385

Portfolio turnover rate	13.99%	16.76%	12.52%	16.13%	7.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2017	2016	2015	2014	2013
Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.39	$10.90	$18.97	$16.70	$27.16

Income from investment operations[a]:

Net investment income (loss)[b]	(0.17)	(0.18)	(0.16)	(0.22)	(0.17)

Net realized and unrealized gains (losses)	(5.99)	11.67	(7.89)	2.49	(9.91)

Total from investment operations	(6.16)	11.49	(8.05)	2.27	(10.08)

Less distributions from:

Net investment income	(1.27)	—	(0.02)	—	(0.04)

Net realized gains	—	—	—	—	(0.34)

Total distributions	(1.27)	—	(0.02)	—	(0.38)

Net asset value, end of year	$14.96	$22.39	$10.90	$18.97	$16.70

Total return[c]	(27.41)%	105.41%	(42.45)%	13.59%	(37.71)%

Ratios to average net assets

Expenses	1.73%[d,e]	1.86%[d]	1.84%[d,e]	1.82%[d,e]	1.76%[e]

Net investment income (loss)	(0.99)%	(1.32)%	(1.10)%	(1.24)%	(0.65)%

Supplemental data

Net assets, end of year (000’s)	$137,487	$200,179	$97,483	$185,450	$172,234

Portfolio turnover rate	13.99%	16.76%	12.52%	16.13%	7.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2017	2016	2015	2014	2013[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.58	$12.29	$21.44	$18.62	$21.20

Income from investment operations[b]:

Net investment income (loss)[c]	0.04	(0.01)	0.03	0.01	0.01

Net realized and unrealized gains (losses)	(6.87)	13.30	(8.93)	2.81	(2.59)

Total from investment operations	(6.83)	13.29	(8.90)	2.82	(2.58)

Less distributions from net investment income	(1.44)	—	(0.25)	—	—

Net asset value, end of year	$17.31	$25.58	$12.29	$21.44	$18.62

Total return[d]	(26.53)%	108.14%	(41.74)%	15.15%	(12.17)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.57%	0.63%	0.62%	0.67%	0.53%

Expenses net of waiver and payments by affiliates	0.52%[f]	0.59%	0.55%[f]	0.54%[f]	0.53%[f]

Net investment income (loss)	0.21%	(0.05)%	0.19%	0.04%	0.58%

Supplemental data

Net assets, end of year (000’s)	$4,635	$3,764	$1,188	$848	$4

Portfolio turnover rate	13.99%	16.76%	12.52%	16.13%	7.36%

aFor the period May 1, 2013 (commencement of operations) to July 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2017	2016		2015	2014		2013

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.38	$12.23		$21.32	$18.59		$29.89

Income from investment operations[a]:

Net investment income (loss)[b]	—[c]	(0.05)		(0.02)	(0.05)		0.10

Net realized and unrealized gains (losses)	(6.81)	13.20		(8.87)	2.78		(11.02)

Total from investment operations	(6.81)	13.15		(8.89)	2.73		(10.92)

Less distributions from:

Net investment income	(1.40)	—		(0.20)	—		(0.04)

Net realized gains	—	—		—	—		(0.34)

Total distributions	(1.40)	—		(0.20)	—		(0.38)

Net asset value, end of year	$17.17	$25.38		$12.23	$21.32		$18.59

Total return	(26.69)%	107.52%		(41.90)%	14.69%		(37.07)%

Ratios to average net assets

Expenses	0.73% [d,e]	0.86%	[d]	0.84% [d,e]	0.82%	[d,e]	0.76% [e]

Net investment income (loss)	0.01%	(0.32)%		(0.10)%	(0.24)%		0.35%

Supplemental data

Net assets, end of year (000’s)	$164,253	$207,574		$90,628	$160,425		$143,843

Portfolio turnover rate	13.99%	16.76%		12.52%	16.13%		7.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN GOLD AND PRECIOUS METALS FUND

Statement of Investments, July 31, 2017

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests 98.6%
	Copper 3.3%
a	Imperial Metals Corp.	Canada	1,496,100	$4,583,081
	Nevsun Resources Ltd.	Canada	3,352,200	9,059,274
b	Nevsun Resources Ltd., 144A	Canada	5,400,000	14,593,424
	Sandfire Resources NL	Australia	1,702,870	7,884,736

				36,120,515

	Diversified Metals & Mining 5.5%
a	Bluestone Resources Inc.	Canada	1,400,000	1,684,042
a,b,c	INV Metals Inc., 144A	Canada	6,565,000	4,685,525
a,b	Ivanhoe Mines Ltd., 144A	Canada	6,185,000	24,402,726
a	Ivanhoe Mines Ltd., A	Canada	4,563,400	18,004,754
a,c	Nautilus Minerals Inc.	Canada	9,432,015	1,588,391
a,b,c	Nautilus Minerals Inc., 144A	Canada	28,535,816	4,805,551
a	Orla Mining Ltd.	Canada	3,850,713	4,014,376

				59,185,365

	Gold 77.9%
	Acacia Mining PLC	United Kingdom	2,133,228	4,903,000
	Agnico Eagle Mines Ltd. (CAD Traded)	Canada	397,797	18,569,177
	Agnico Eagle Mines Ltd. (USD Traded)	Canada	165,000	7,707,150
a	Alacer Gold Corp.	United States	5,859,700	9,773,998
a,b	Alacer Gold Corp., 144A	United States	1,500,000	2,502,005
	Alamos Gold Inc., A (CAD Traded)	Canada	5,473,316	38,756,520
	Alamos Gold Inc., A (USD Traded)	Canada	684,500	4,853,105
	AngloGold Ashanti Ltd., ADR	South Africa	4,974,823	49,847,726
a	Asanko Gold Inc.	Canada	5,500,000	6,880,513
a	Aurico Metals Inc.	Canada	1,544,820	1,461,818
a	B2Gold Corp.	Canada	21,628,694	54,288,542
	Barrick Gold Corp.	Canada	2,850,283	48,198,286
a	Beadell Resources Ltd.	Australia	38,266,330	5,661,293
a	Belo Sun Mining Corp.	Canada	6,000,000	3,127,506
a,b	Belo Sun Mining Corp., 144A	Canada	13,800,000	7,193,264
	Centamin PLC	Egypt	650,000	1,423,633
b	Centamin PLC, 144A	Egypt	19,345,200	42,661,828
	Centerra Gold Inc.	Canada	2,815,700	15,015,561
b	Centerra Gold Inc., 144A	Canada	2,893,400	15,429,920
a,c	Chalice Gold Mines Ltd.	Australia	31,072,008	3,727,243
a	Continental Gold Inc.	Canada	5,397,200	14,672,420
a,b	Continental Gold Inc., 144A	Canada	1,000,000	2,718,524
a,b	Continental Gold Inc., wts., 144A, 11/27/17	Canada	500,000	84,202
a	Dacian Gold Ltd.	Australia	2,206,352	3,467,085
a	Detour Gold Corp.	Canada	2,901,300	36,481,463
	Eldorado Gold Corp.	Canada	12,407,620	26,267,936
a	Endeavour Mining Corp.	Monaco	190,400	3,624,776
a	Gascoyne Resources Ltd.	Australia	10,303,100	3,295,756
	Goldcorp Inc.	Canada	968,845	12,720,935
a	Golden Star Resources Ltd.	United States	17,622,667	11,877,678
a	Guyana Goldfields Inc.	Canada	2,050,000	7,907,378
a,b	Guyana Goldfields Inc., 144A	Canada	6,220,000	23,992,141
a	IAMGOLD Corp.	Canada	4,435,500	23,951,700
a,d	Klondex Mines Ltd., Reg D	Canada	1,237,500	3,939,755
a,c	Kula Gold Ltd.	Australia	57,230,121	1,235,707
a,c	Lion One Metals Ltd.	Canada	5,500,000	2,866,880
a,b,c	Lion One Metals Ltd., 144A	Canada	2,935,000	1,529,872

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FRANKLIN GOLD AND PRECIOUS METALS FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Gold (continued)	Canada	4,500,000	$27,292
[a,c]	Lion One Metals Ltd., wts., 3/16/18
[a,c]	Lydian International Ltd.	Jersey Islands	4,875,000	1,475,792
[a,b,c]	Lydian International Ltd., 144A	Jersey Islands	36,250,000	10,973,837
[a,b,c]	Lydian International Ltd., wts., 144A, 11/27/17	Jersey Islands	21,375,000	514,234
[a]	Midas Gold Corp.	Canada	1,970,900	1,201,190
[a,b]	Midas Gold Corp., 144A	Canada	4,030,000	2,456,135
[a]	New Gold Inc.	Canada	2,496,300	8,362,605
	Newcrest Mining Ltd.	Australia	3,758,461	60,713,955
	Newmont Mining Corp.	United States	684,614	25,447,102
	OceanaGold Corp.,	Australia	12,573,588	34,383,268
	Osisko Gold Royalties Ltd.	Canada	215,000	2,760,345
[a,c]	Perseus Mining Ltd.	Australia	70,865,512	17,851,413
[a,c]	Perseus Mining Ltd., wts., 4/19/19	Australia	19,006,000	52,437
[a]	Pretium Resources Inc.	Canada	2,264,200	21,752,298
[a]	Primero Mining Corp.	Canada	3,626,400	1,308,645
[a,b]	Primero Mining Corp., 144A	Canada	2,600,000	938,252
[a,d]	Primero Mining Corp., Reg D	Canada	250,000	90,217
	Randgold Resources Ltd., ADR	United Kingdom	143,023	13,292,558
[a,c,e]	Red 5 Ltd.	Australia	95,451,110	2,747,961
[a,c]	RTG Mining Inc.	Australia	1,769,918	212,901
[a,b,c]	RTG Mining Inc., 144A	Australia	2,397,790	288,427
[a,c]	RTG Mining Inc., IDR	Australia	12,487,582	1,497,948
[a,c]	Rubicon Minerals Corp.	Canada	3,100,000	3,654,370
[a]	SEMAFO Inc.	Canada	3,560,000	8,593,103
[a]	St. Augustine Gold and Copper Ltd.	Philippines	8,136,836	228,379
[a,b]	St. Augustine Gold and Copper Ltd., 144A (CAD Traded)	Philippines	16,383,333	459,837
[a,b]	St. Augustine Gold and Copper Ltd., 144A (USD Traded)	Philippines	10,000,000	280,674
[a]	St. Barbara Ltd.	Australia	17,098,991	37,056,712
	Tahoe Resources Inc.	Canada	2,890,600	15,809,055
[b]	Tahoe Resources Inc., 144A	Canada	815,000	4,457,338
[a]	Teranga Gold Corp.	Canada	800,000	2,046,512
[a]	Teranga Gold Corp., IDR	Canada	307,751	775,242
[a]	TMAC Resources Inc.	Canada	510,000	4,437,450
[a]	Torex Gold Resources Inc.	Canada	638,400	11,636,593
[a,b]	Torex Gold Resources Inc., 144A	Canada	1,275,000	23,240,377

				843,640,750

	Precious Metals & Minerals 9.5%
[a]	Anglo American Platinum Ltd.	South Africa	382,656	9,368,045
[a]	Dalradian Resources Inc.	Canada	9,840,500	12,231,576
[a]	Eastern Platinum Ltd.	Canada	2,592,102	613,208
	Fresnillo PLC	United Kingdom	1,160,000	23,508,540
[a]	Impala Platinum Holdings Ltd.	South Africa	2,365,000	6,317,600
[a]	Impala Platinum Holdings Ltd., ADR	South Africa	1,506,100	4,021,287
[a]	Northam Platinum Ltd.	South Africa	1,059,019	3,689,441
[a,b,c]	Platinum Group Metals Ltd., 144A	Canada	1,077,600	786,380
[a,c]	Platinum Group Metals Ltd. (CAD Traded)	Canada	5,834,082	4,257,430
[a,c]	Platinum Group Metals Ltd. (USD Traded)	Canada	14,143,718	10,340,472
[a]	Royal Bafokeng Platinum Ltd.	South Africa	1,194,704	2,781,712
[a]	Stornoway Diamond Corp.	Canada	38,755,400	24,552,338

				102,468,029

franklintempleton.com	Annual Report	17

FRANKLIN GOLD AND PRECIOUS METALS FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Silver 2.4%
	Hochschild Mining PLC	Peru	3,418,520	$14,270,890
[a]	MAG Silver Corp	Canada	612,000	8,402,117
[a,b]	MAG Silver Corp., 144A	Canada	240,000	3,294,948

				25,967,955

	Total Common Stocks and Other Equity Interests (Cost $1,138,652,148)			1,067,382,614

			Principal Amount*
	Convertible Bonds (Cost $3,000,000) 0.3%
	Precious Metals & Minerals 0.3%
[c,f]	Platinum Group Metals Ltd., cvt., 144A, 6.875%, 7/01/22	Canada	$3,000,000	3,000,000

	Total Investments before Short Term Investments (Cost $1,141,652,148)			1,070,382,614

			Shares
	Short Term Investments (Cost $12,157,611) 1.1%
	Money Market Funds 1.1%
[g,h]	Institutional Fiduciary Trust Money Market Portfolio, 0.63%	United States	12,157,611	12,157,611

	Total Investments (Cost $1,153,809,759) 100.0%			1,082,540,225
	Other Assets, less Liabilities 0.0%†			512,018

	Net Assets 100.0%			$1,083,052,243

See Abbreviations on page 31.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At July 31, 2017, the aggregate value of these securities was $192,289,421, representing 17.8% of net assets.

cSee Note 9 regarding holdings of 5% voting securities.

dSecurity was purchased pursuant to Regulation D under the Securities Act of 1933. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At July 31, 2017, the aggregate value of these securities was $4,029,972, representing 0.4% of net assets.

eAt July 31, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.

fSee Note 8 regarding restricted securities.

gSee Note 3(f) regarding investments in affiliated management investment companies.

hThe rate shown is the annualized seven-day yield at period end.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

Financial Statements

Statement of Assets and Liabilities

July 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$908,014,622
Cost - Non-controlled affiliates (Note 3f and 9)	245,795,137

Total cost of investments	$1,153,809,759

Value - Unaffiliated issuers	$992,262,551
Value - Non-controlled affiliates (Note 3f and 9)	90,277,674

Total value of investments	1,082,540,225
Receivables:
Investment securities sold	4,809,663
Capital shares sold	3,231,122
Interest	17,187
Other assets	663

Total assets	1,090,598,860

Liabilities:
Payables:
Investment securities purchased	3,648,149
Capital shares redeemed	2,752,314
Management fees	421,822
Distribution fees	279,937
Transfer agent fees	319,457
Accrued expenses and other liabilities	124,938

Total liabilities	7,546,617

Net assets, at value	$1,083,052,243

Net assets consist of:
Paid-in capital	$1,892,317,857
Distributions in excess of net investment income	(195,810,638)
Net unrealized appreciation (depreciation)	(71,255,066)
Accumulated net realized gain (loss)	(542,199,910)

Net assets, at value	$1,083,052,243

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

July 31, 2017

Class A:
Net assets, at value	$776,676,874

Shares outstanding	47,980,774

Net asset value per share[a]	$16.19

Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.18

Class C:
Net assets, at value	$137,487,428

Shares outstanding	9,192,485

Net asset value and maximum offering price per share[a]	$14.96

Class R6:
Net assets, at value	$4,634,570

Shares outstanding	267,674

Net asset value and maximum offering price per share	$17.31

Advisor Class:
Net assets, at value	$164,253,371

Shares outstanding	9,565,728

Net asset value and maximum offering price per share	$17.17

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended July 31, 2017

Investment income:
Dividends: (net of foreign taxes of $469,798)
Unaffiliated issuers	$8,524,321
Non-controlled affiliates (Note 3f and 9)	26,010
Interest	17,187

Total investment income	8,567,518

Expenses:
Management fees (Note 3a)	5,399,276
Distribution fees: (Note 3c)
Class A	2,089,846
Class C	1,592,224
Transfer agent fees: (Note 3e)
Class A	1,716,292
Class C	326,878
Class R6	1,959
Advisor Class	347,887
Custodian fees (Note 4)	153,141
Reports to shareholders	171,622
Registration and filing fees	143,372
Professional fees	81,940
Trustees’ fees and expenses	59,468
Other	36,020

Total expenses	12,119,925
Expense reductions (Note 4)	(82)
Expenses waived/paid by affiliates (Note 3f and 3g)	(48,245)

Net expenses	12,071,598

Net investment income (loss)	(3,504,080)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(33,117,630)
Non-controlled affiliates (Note 3f and 9)	(14,195)
Foreign currency transactions.	(10,020)

Net realized gain (loss)	(33,141,845)

Net change in unrealized appreciation (depreciation) on:
Investments	(349,154,952)
Translation of other assets and liabilities denominated in foreign currencies	107,851

Net change in unrealized appreciation (depreciation)	(349,047,101)

Net realized and unrealized gain (loss)	(382,188,946)

Net increase (decrease) in net assets resulting from operations	$(385,693,026)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended July 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,504,080)	$(5,270,605)
Net realized gain (loss)	(33,141,845)	(21,777,917)
Net change in unrealized appreciation (depreciation)	(349,047,101)	697,662,556

Net increase (decrease) in net assets resulting from operations	(385,693,026)	670,614,034

Distributions to shareholders from:
Net investment income:
Class A	(61,369,041)	—
Class C	(11,446,402)	—
Class R6	(284,415)	—
Advisor Class	(11,092,754)	—

Total distributions to shareholders	(84,192,612)	—

Capital share transactions: (Note 2)
Class A	117,847,611	76,130,711
Class C	4,909,863	1,817,298
Class R6	2,331,321	915,412
Advisor Class	27,630,579	17,146,665

Total capital share transactions	152,719,374	96,010,086

Net increase (decrease) in net assets	(317,166,264)	766,624,120
Net assets:
Beginning of year	1,400,218,507	633,594,387

End of year	$1,083,052,243	$1,400,218,507

Undistributed net investment income (loss) included in net assets:
End of year	$—	$(122,318,437)

Distributions in excess of net investment income included in net assets:
End of year	$(195,810,638)	$—

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Gold and Precious Metals Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

franklintempleton.com	Annual Report	23

FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of July 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended July 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	50,812,305	$942,142,495	29,406,039	$524,242,467
Shares issued in reinvestment of distributions	3,036,328	47,973,981	—	—
Shares redeemed	(46,961,470)	(872,268,865)	(26,523,950)	(448,111,756)

Net increase (decrease)	6,887,163	$117,847,611	2,882,089	$76,130,711

Class C Shares:
Shares sold	2,457,046	$43,142,502	2,687,991	$40,308,786
Shares issued in reinvestment of distributions	728,973	10,701,322	—	—
Shares redeemed	(2,935,922)	(48,933,961)	(2,690,110)	(38,491,488)

Net increase (decrease)	250,097	$4,909,863	(2,119)	$1,817,298

Class R6 Shares:
Shares sold	256,039	$4,926,570	119,739	$1,988,341
Shares issued in reinvestment of distributions	16,879	284,414	—	—
Shares redeemed	(152,435)	(2,879,663)	(69,215)	(1,072,929)

Net increase (decrease)	120,483	$2,331,321	50,524	$915,412

Advisor Class Shares:
Shares sold	6,146,932	$119,866,022	5,687,309	$97,027,326
Shares issued in reinvestment of distributions	582,776	9,755,666	—	—
Shares redeemed	(5,343,200)	(101,991,109)	(4,916,113)	(79,880,661)

Net increase (decrease)	1,386,508	$27,630,579	771,196	$17,146,665

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended July 31, 2017, the effective investment management fee rate was 0.462% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

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NOTES TO FINANCIAL STATEMENTS

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$262,254
CDSC retained	$44,417

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2017, the Fund paid transfer agent fees of $2,393,016, of which $1,150,267 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended July 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.63%	41,793,737	336,364,046	(366,000,172)	12,157,611	$12,157,611	$26,010	$ —	0.1%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until November 30, 2017.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$11,617,879
Long term	528,651,878

Total capital loss carryforwards	$540,269,757

The tax character of distributions paid during the years ended July 31, 2017 and 2016, was as follows:

	2017	2016

Distributions paid from ordinary income	$84,192,612	$—

At July 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$1,353,606,798

Unrealized appreciation	$275,049,036
Unrealized depreciation	(546,115,609)

Net unrealized appreciation (depreciation)	$(271,066,573)

Distributable earnings - undistributed ordinaryincome	$2,056,577

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2017, aggregated $255,704,289 and $160,920,237, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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NOTES TO FINANCIAL STATEMENTS

At July 31, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount	Issuer	Acquisition Date	Cost	Value
3,000,000	Platinum Group Metals Ltd., cvt., 144A, 6.875%, 7/01/22 (Value is 0.3% of Net Assets)	6/28/17	$3,000,000	$3,000,000

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended July 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Warrants Held at Beginning of Year	Gross Additions		Gross Reductions	Number of Shares/ Warrants Held at End of Year	Value at End of Year		Investment Income	Realized Gain (Loss)
Non-Controlled Affiliates
Chalice Gold Mines Ltd.	31,072,008	—		—	31,072,008	$3,727,243		$—	$—
INV Metals Inc., 144A	3,765,000	2,800,000		—	6,565,000	4,685,525		—	—
Kula Gold Ltd.	50,871,219	6,358,902		—	57,230,121	1,235,707		—	—
Kula Gold Ltd., wts., 11/28/16	7,600,000	—		(7,600,000)	—	—		—	—
Lion One Metals Ltd.	1,000,000	4,500,000	[a]	—	5,500,000	2,866,880		—	—
Lion One Metals Ltd., 144A	2,935,000	—		—	2,935,000	1,529,872		—	—
Lion One Metals Ltd., wts., 3/16/18	—	4,500,000	[a]	—	4,500,000	27,292		—	—
Lydian International Ltd.	4,875,000	—		—	4,875,000	1,475,792		—	—
Lydian International Ltd., 144A	36,250,000	—		—	36,250,000	10,973,837		—	—
Lydian International Ltd., wts., 144A, 11/27/17	21,375,000	—		—	21,375,000	514,234		—	—
Nautilus Minerals Inc	9,432,015	—		—	9,432,015	1,588,391		—	—
Nautilus Minerals Inc., 144A	28,535,816	—		—	28,535,816	4,805,551		—	—
Perseus Mining Ltd.	53,256,800	17,608,712		—	70,865,512	17,851,413		—	—
Perseus Mining Ltd., wts., 4/19/19	19,006,000	—		—	19,006,000	52,437		—	—
Platinum Group Metals Ltd., 144A	1,077,600	—		—	1,077,600	786,380		—	—
Platinum Group Metals Ltd. (CAD Traded)	5,834,082	—		—	5,834,082	4,257,430		—	—
Platinum Group Metals Ltd. (USD Traded)	6,199,560	7,944,158		—	14,143,718	10,340,472		—	—
Platinum Group Metals Ltd., cvt., 144A, 6.875%, 7/01/22	—	3,000,000		—	3,000,000	3,000,000		—	—
Red 5 Ltd.	95,451,110	—		—	95,451,110	2,747,961		—	—
RTG Mining Inc.	1,769,918	—		—	1,769,918	212,901		—	—
RTG Mining Inc., 144A	2,397,790	—		—	2,397,790	288,427		—	—
RTG Mining Inc., IDR	12,146,078	341,504		—	12,487,582	1,497,948		—	—
RTG Mining Inc., wts., 6/04/17	116,666	—		(116,666)	—	—		—	—
Rubicon Minerals Corp.	—	3,100,000		—	3,100,000	3,654,370		—	—
St. Augustine Gold and Copper Ltd.	8,136,836	—		—	8,136,836	—	[b]	—	—
St. Augustine Gold and Copper Ltd., 144A (CAD Traded)	16,383,333	—		—	16,383,333	—	[b]	—	—
St. Augustine Gold and Copper Ltd., 144A (USD Traded)	10,000,000	—		—	10,000,000	—	[b]	—	—
St. Augustine Gold and Copper Ltd.,wts., 144A, 12/22/16	5,000,000	—		(5,000,000)	—	—		—	—

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

9. Holdings of 5% Voting Securities of Portfolio Companies (continued)

Name of Issuer	Number of Shares/ Warrants Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants Held at End of Year	Value at End of Year		Investment Income	Realized Gain (Loss)
Non-Controlled Affiliates (continued)
Stornoway Diamond Corp.	39,000,000	—	(244,600)	38,755,400	$	—[b]	$—	$(14,195)

Total Affiliated Securities (Value is 7.2% of Net Assets)						$78,120,063	$—	$(14,195)

aGross addition was the result of various corporate actions.

bAs of July 31, 2017, no longer an affiliate.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended July 31, 2017, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of July 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Gold	$843,059,693	$501,328	$79,729	$843,640,750
All Other Equity Investments[b]	223,741,864	—	—	223,741,864
Convertible Bonds	—	—	3,000,000	3,000,000
Short Term Investments	12,157,611	—	—	12,157,611

Total Investments in Securities	$1,078,959,168	$501,328	$3,079,729	$1,082,540,225

aIncludes common stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency		Selected Portfolio
CAD	Canadian Dollar	ADR	American Depositary Receipt
USD	United States Dollar	IDR	International Depositary Receipt

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Franklin Gold and Precious Metals Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Gold and Precious Metals Fund (the “Fund”) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 15, 2017

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $2,456,241 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on November 30, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class A	$0.0075	$0.0704	$0.0217
Class C	$0.0075	$0.0649	$0.0200
Class R6	$0.0075	$0.0738	$0.0227
Advisor Class	$0.0075	$0.0716	$0.0220

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1982	140	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017), Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	140	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)(2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	114	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	156	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	140	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo,CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN GOLD AND PRECIOUS METALS FUND

(Fund)

At an in-person meeting held on April 18, 2017 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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SHAREHOLDER INFORMATION

Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional precious metals equity funds. The Board noted that the Fund’s annualized total return for the one-, three- and 10-year periods was above the median of its Performance Universe, and for the five-year period was equal to the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and seven other precious metals equity funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the

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FRANKLIN GOLD AND PRECIOUS METALS FUND

SHAREHOLDER INFORMATION

Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the

Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Gold and Precious Metals Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	132 A 09/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $59,814 for the fiscal year ended July 31, 2017 and $60,396 for the fiscal year ended July 31, 2016.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $3,071 for the fiscal year ended July 31, 2017 and $3,011 for the fiscal year ended July 31, 2016. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2017 and $282 for the fiscal year ended July 31, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs (a)-(c) of Item 4 were $255,000 for the fiscal year ended July 31, 2017 and $442,751 for the fiscal year ended July 31, 2016. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $258,071 for the fiscal year ended July 31, 2017 and $446,044 for the fiscal year ended July 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment

Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GOLD AND PRECIOUS METALS FUND

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	September 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	September 26, 2017

By	/s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date	September 26, 2017